                                                                  EXHIBIT 99.2

                               CENTURA BANKS, INC.
                                       AND
                             TRIANGLE BANCORP, INC.
                       LEVERAGING THE STRATEGY - IN MARKET
                              INVESTOR PRESENTATION
                                 AUGUST 23, 1999

CAUTIONARY STATEMENT

- A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, estimates, and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation's control). Factors that might cause such a difference include, but are not limited to:
     (i) expected cost savings from the merger may not be fully realized or realized within the expected time frame; (ii) revenues following the merger may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the merger may be greater than expected; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) costs or difficulties related to the integration of the business of Centura and Triangle may be greater than expected; (v) changes in the interest rate environment may reduce margins; (vi) general economic or business conditions, either nationally or in the states or regions in which Centura does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the businesses in which Centura is engaged; and (viii) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in Centura's current and subsequent filings with the Securities and Exchange Commission.

- In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.

                              TRANSACTION OBJECTIVE

    TO PRODUCE SUPERIOR FINANCIAL RETURNS BY INCREASING SHARE IN MARKETS WHERE CENTURA HAS A PROVEN ABILITY TO MEET THE DIVERSE FINANCIAL NEEDS OF OUR CUSTOMERS.

                                COMPANY OVERVIEWS

CENTURA BANKS, INC.

                                     [BRANCH MAP]

-   $8.8 billion in assets
-   $6.0 billion in deposits
-   227 Branches
-   185 traditional                    42 in-store
-   3 Regional Insurance Offices
-   240 ATMs
-   36 Series 7 Brokers



 KEY CITIES (# OF BRANCHES)

        RALEIGH/DURHAM (15)

        HAMPTON ROADS (25)

        GREENSBORO (5)

        ROCKY MOUNT (9)

        GREENVILLE (3)

        WINSTON-SALEM (5)

        FAYETTEVILLE (8)

        WILMINGTON (7)

        CHARLOTTE (10)

TRIANGLE BANCORP, INC.

                                     [BRANCH MAP]

KEY CITIES (# OF BRANCHES)

        RALEIGH/DURHAM (11)

        ROCKY MOUNT (4)

        GREENVILLE (3)

        GOLDSBORO (3)

        FAYETTEVILLE (2)

        WILMINGTON (1)

        CHARLOTTE (3)


-   $2.3 billion in assets
-   $1.8 billion in deposits
-   71 Branches
-   65 traditional                   6 in-store
-   51 ATMs

NORTH CAROLINA MARKET CHARACTERISTICS

-  Unemployment rate - 2.7% (seasonally adjusted June 1999)

-  11th most populated state and projected to remain so thru 2025

-  1997-1998- 5th largest population gain of any state

-  7.2 million population - expected to add 2.2 million in next 30 years

-  Predicted to have 7th largest net population gain in the next three decades

-  Highly diversified economy

- NC ranked #1 state for business expansion by Plant, Sites and Parks Magazine- 1997

                               TRANSACTION SUMMARY

TRANSACTION SUMMARY

-  Fixed Exchange Ratio:         0.45 CENTURA SHARES FOR EACH TRIANGLE SHARE

-  Right to Walk/Cure            20% ABSOLUTE, 15% VERSUS INDEX OF BANK
                                 STOCKS

-  Lock-up Options               19.9% OF TRIANGLE'S SHARES TO CENTURA AND 8.2%
                                 OF CENTURA'S SHARES TO TRIANGLE

-  Price per Triangle Share(1):  $23.40

-  Structure:                    POOLING OF INTERESTS/TAX-FREE EXCHANGE

-  Transaction Value(1):         $608 MILLION

-  Expected Closing:             LATE FIRST QUARTER OF 2000

-  Due Diligence:                COMPLETED

-  Integration conversion:       LATE FIRST QUARTER OF 2000


(1) Based on Centura's closing price of $52.00 on August 20, 1999.

TRANSACTION SUMMARY

-  Management:                   MICHAEL S. PATTERSON (TRIANGLE) -
                                 CHAIRMAN OF THE BOARD
                                 CECIL W. SEWELL, JR. (CENTURA) -
                                 CHIEF EXECUTIVE OFFICER


-  Board of Directors:           30 MEMBER BOARD:
                                 CENTURA     23
                                 TRIANGLE    7

-  Name:                         CENTURA BANKS, INC.

-  Headquarters:                 ROCKY MOUNT, NC

                               BUSINESS CASE

STRENGTHEN NORTH CAROLINA FRANCHISE

The transaction will significantly strengthen the North Carolina franchise by leveraging all business lines across an expanded customer base.

BUSINESS LINES           CENTURA             TRIANGLE
--------------------------------------------------------
Asset Management            Y
Capital Markets             Y
Cash Management             Y                   Y
Commercial Banking          Y                   Y
Corporate Banking           Y
Insurance                   Y
International Services      Y
Leasing                     Y                   Y
Retail Banking              Y                   Y
Retail Brokerage            Y                   Y
SBA Lending                 Y                   Y*
--------------------------------------------------------

* Leading SBA Lender in North Carolina through first 9 months of SBA's 1999 fiscal year

INCREASE PRESENCE IN MSA MARKETS

The transaction will enhance Centura's presence in MSA markets where there is proven revenue growth opportunity, and will enhance financial performance in smaller community markets.

100% NORTH CAROLINA OVERLAP             TRIANGLE DEPOSIT COMPOSITION
[NORTH CAROLINA MAP]                          [PIE CHART]


Centura Only
Triangle Only                                MSA           71%
Overlap                                      Non-MSA       29%

PRO FORMA MSA MARKET SHARE

                         -----------------------------------------------------      ------------------------------------------------
                                                DEPOSITS                                           MARKET SHARE RANK
                         -----------------------------------------------------      ------------------------------------------------

                             CENTURA              TRIANGLE           PRO              CENTURA            TRIANGLE             PRO
MSA                        STAND ALONE          STAND ALONE         FORMA*          STAND ALONE        STAND ALONE          FORMA*
-------------------      ---------------       -------------    --------------     -------------    ------------------     ---------
Raleigh/Durham            $     633,579          $   504,970      $ 1,138,549              7                     8             5

Rocky Mount                     672,144              248,514          920,658              1                     2             1

Charlotte                       252,274              196,731          449,005             10                    11             9

Wilmington                      205,425               31,443          236,868              5                    12             5

Fayetteville                    160,257               30,184          190,441              4                     8             3

Goldsboro                        88,383               72,099          160,482              3                     5             3

Greenville                      100,312               47,855          148,167              5                     6             3
                         -----------------------------------------------------      ------------------------------------------------
                                                DEPOSITS                                           MARKET SHARE RANK
                         -----------------------------------------------------      ------------------------------------------------

                             CENTURA              TRIANGLE           PRO              CENTURA            TRIANGLE             PRO
NON-MSA OVERLAP            STAND ALONE          STAND ALONE         FORMA*          STAND ALONE        STAND ALONE          FORMA*
-------------------      ---------------       -------------    --------------     -------------    ------------------     ---------
Harnett County            $      48,192          $    71,406     $    119,598              5                     4             2

Robeson County                   36,108               78,907          115,015              6                     4             3

Granville County                 50,637               57,961          108,598              4                     3             2

* Before expected divestitures

INCREASED REVENUE


The acquisition of Triangle's 80,000 households will enable Centura to accelerate revenue growth.


                                    [GRAPH]

                Households             Revenue
                (Thousands)           (Millions)
4Q96           333.295                  95.04
               332.428                  91.56
2Q97           326.731                  94.67
               358.322                  99.51
4Q97           367.043                  105.22
               382.005                  104.01
2Q98           383.428                  109.74
               393.242                  114.15
4Q98           373.608                  115.18
               396.363                  114.76
2Q99           395.919                  124.73
4Q99           397                      128
               400                      139
2Q00           465                      131
               467                      155
               466                      160
4Q00           470                      167
               469                      166
2Q01           472                      175
               475                      180
4Q01           475                      188



Before expected divestitures
                                       15

FOCUS RETENTION STRATEGY

Centura has a proven track record of targeting and retaining high value customers. Centura will focus on Triangle's 16,650 high value customers to assure that the true value of the franchise is maintained.

                                  [BAR CHART]

             ANNUAL RETENTION                                      CONSOLIDATION RETENTION
                                                           (5 traditional branches into In-Stores)
                                                            99.2%
                                       93%
                           90%                                            97.2%
              88%
                                                                                      91.2%
  84%

  96            97          98         99E                    1             2          All

      Centura's Best Customer Retention                                 Profit Segment

AVERAGE HOUSEHOLD PROFIT

If Triangle's household profitability increases over the next two years at the same rate that Centura's average household profitability increased over the last two years, Centura will realize an additional $6.7 million in pre-tax income by 2001.

                                  [BAR CHART]


                   CENTURA                                                      TRIANGLE (ESTIMATED)

             $Profit Per Household                                              $Profit Per Household


  96            $38.21                                         98                     $35.00

  97            $40.06                                         99E                    $39.00

  98            $43.29                                         00E                    $43.00

                                       17

LOW RISK TRANSACTION

Both Centura and Triangle have extensive merger integration experience. Since Centura operates in each of Triangle's markets, a successful, smooth transition is expected.

-     Successful 5 Year Acquisition and Integration History
        -- Centura      13 acquisitions
        -- Triangle     10 acquisitions

-     Cost Savings
        -- Close and consolidate 26 Triangle or Centura branches in overlapping markets
        -- Divest additional branches as required by the Fed
        -- Reprice Triangle's CD portfolio over the next two years, reducing its average cost of CDs by 40 bps. This will lower Triangle's CD cost to 5.20% compared to Centura's cost of 5.05%.
        -- Eliminate significant administrative and support redundancies

-     Compatible Cultures
        -- Retail/Small Business focus
        -- Customer-centric
        -- Several members of Senior Management have worked together in the past

LEVERAGE PAST AND FUTURE INVESTMENTS

The Triangle transaction enables Centura to build on its investments in:

-     Distribution and Access

        -- Call Center
        -- Internet/PC
        -- ATMs
        -- In-Stores

-     Database Technology

        -- Information at the point of customer contact
        -- Predictive Modeling

      Human Capital

        -- Extensive Recruiting and Training

                              FINANCIAL INFORMATION

CENTURA'S INVESTMENT CRITERIA

-  EPS Accretive by Year 2

-  EVA Accretive by Year 3

-  Positive PV EVA

FINANCIAL SUMMARY


                                                  6 Months Ended 6/30/99
                                                  ----------------------

                                               *Centura(%)      Triangle(%)
                                               -----------      -----------
ROA                                               1.26             1.26

ROE                                              15.92            16.18

Net Interest Margin                               4.24             4.10

Efficiency Ratio                                 60.58            48.89

Noninterest Income as % of Total Revenue         31.10            20.10

Net Charge Offs/Average Loans                     0.35             0.31


* Excludes the Restructuring charge ($8.4 Million before-tax) related to the merger with First Coastal Bankshares, Inc. completed March 26, 1999.

FINANCIAL ASSUMPTIONS

-     Cost Savings                               Reduction in non-interest expense

                                                 - 2000:  $23.0 million pre-tax (41% of Triangle's pre-
                                                 transaction expense)
                                                 - 2001:  $32.0 million pre-tax (55% of Triangle's pre-
                                                 transaction expense)

-     Impact of Divestitures:

      -    Divested Deposits                     Anticipate $200.0-$300.0 million, model assumes
                                                 $300.0 million divestiture
      -    Divested Income                       $1.0 million after-tax in 2000
                                                 $1.3 million after-tax in 2001

-     Impact of CD Repricing:                    Reduction in pricing of CD portfolio
                                                 - 2000:  20 bps ($1.8 million pre-tax)
                                                 - 2001:  40 bps ($3.6 million pre-tax)

-     Merger-Related Charge:                     $50.0  million pre-tax in quarter of closing
                                                 $10.0  million pre-tax in next quarter

-     Revenue Enhancements:                      No other assumed

                                       23

RECENT COMPARABLE TRANSACTIONS

Nationwide In-Market/Overlapping Transactions with deal values between $200M and $1B; since 8/23/97


----------------------------------------------------------------------------------------------------------------------------------
TRANSACTION PARTICIPANTS & DETAILS                                                                          TRANSACTION MULTIPLES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    COST     DEAL
   ANN.                                                                                                             SVGS    VALUE
   DATE       BUYER                                   ST    SELLER                                          ST      (%)      ($M)
----------------------------------------------------------------------------------------------------------------------------------
08/23/99      Centura Banks, Inc.**                   NC    Triangle Bancorp                                NC       55      608

7/28/99       BB&T Corporation                        NC    Premier Bancshares Inc.                         GA       25      598

7/12/99       Fifth Third Bancorp                     OH    Peoples Bank Corp. of Indianapolis              IN       NA      230

6/30/99       Webster Financial Corp.                 CT    New England Comm Bancorp Inc.                   CT       55      219

6/7/99        Sky Financial Group Inc.                OH    Mahoning National Bancorp Inc.                  OH       30      307

6/2/99        Peoples Heritage Fnl                    ME    Banknorth Group Inc.                            VT       30      778

5/7/99        Zions Bancorporation                    UT    Pioneer Bancorporation                          NV       15      347

12/16/98      Chittenden Corporation                  VT    Vermont Financial Services Corp.                VT       35      454

8/27/98       BB&T Corporation                        NC    MainStreet Financial Corp.                      VA       30      540

8/11/98       FirstMerit Corporation                  OH    Signal Corp.                                    OH       34      473

7/16/98       First Commonwealth Fnl                  PA    Southwest National Corporation                  PA       NA      270

5/28/98       First American Corp.                    TN    Pioneer Bancshares Inc.                         TN       40      292

4/21/98       Old Kent Financial Corp.                MI    First Evergreen Corporation                     IL       30      482

1/15/98       First Midwest Bancorp                   IL    Heritage Financial Services Inc.                IL       30      408

9/11/97       United Bankshares Inc.                  WV    George Mason Bankshares Inc.                    VA       20      208
                                                                                                          ------------------------
                                                                                               AVERAGE               31      400
                                                                                               MEDIAN                30      377
--------------------------------------------------------------------------------------------
                  TRANSACTION MULTIPLES                             SELLER'S DATA
--------------------------------------------------------------------------------------------
                PRICE/      PRICE/       PRICE/       PRICE/     TOTAL
   ANN.          BOOK       TNG BK        EPS*        ASSETS     ASSETS      ROA       ROE
   DATE          (%)         (%)          (x)          (%)        ($M)       (%)       (%)
--------------------------------------------------------------------------------------------
08/23/99         356        412           24.33       26.60      2,285       1.26     16.18

7/28/99          339        347           22.07       30.35      1,511       1.58     16.60

7/12/99          418        418           27.44       35.35        650       1.23     15.25

6/30/99          290        310           27.59       27.79        787       1.11     11.77

6/7/99           316        316           21.44       37.91        809       1.85     15.40

6/2/99           235        306           22.05       17.94      4,339       1.23     16.75

5/7/99           513        513           26.07       33.60      1,031       1.44     21.52

12/16/98         208        286           27.94       21.52      2,110       0.89      8.71

8/27/98          320        340           27.38       25.49      2,042       1.02     12.68

8/11/98          322        467           23.40       31.12      1,520       1.09     15.26

7/16/98          326        326           30.78       36.36        742       1.17     10.46

5/28/98          284        301           29.69       29.40        993       0.97      9.47

4/21/98          243        248           26.68       24.95      1,933       0.94      9.51

1/15/98          338        394           24.15       31.75      1,285       1.39     16.12

9/11/97          291        292           26.31       21.63        963       0.89     11.75
              ------------------------------------------------------------------------------
   AVERAGE       317        347           25.93       28.94                  1.20     13.66
   MEDIAN        318        321           26.50       29.88                  1.14     13.97

* EPS for the last four quarters prior to announce

** Not included in averages or medians

                ESTIMATED PRE-TAX COST SAVINGS (FULLY PHASED-IN)

                                                                      Total
                                                                ($ in Millions)
                                                                ---------------
Personnel
    Branch                                                      $           8.0
    Administrative                                                         10.0
                                                                ---------------
                                                                           18.0
                                                                ---------------

Facilities and Equipment
    Branch                                                                  5.0
    Administrative                                                          3.0
                                                                ---------------
                                                                            8.0
                                                                ---------------
Other                                                                       6.0
                                                                ---------------
TOTAL                                                           $          32.0
                                                                ===============

                             MERGER RELATED CHARGES

                                                                     Total
                                                                ($ in Millions)
                                                                ---------------

Conversion Costs                                                $          12.0
Employee Related                                                           18.0
Occupancy/Equipment Writedowns                                             15.0
Other                                                                      15.0
                                                                ---------------
Total Pre-Tax Merger Related Charges                            $          60.0
                                                                ===============
Total After-Tax Merger Related Charges                          $          39.0
                                                                ===============

EPS ACCRETION

($ in Millions, except per share)                   2000E       2001E
-----------------------------------------------   ---------   ---------
Centura EPS (1)                                   $    4.46   $    4.91

Centura Net Income (1)                               128.89      141.90
Triangle Net Income (1)                               31.20       34.32
                                                  ---------   ---------
Combined Net Income                                  160.09      176.21

Cost Savings (after-tax)                              15.02       21.02
Divestitures (after-tax)                              (1.00)      (1.34)
Earnings on Reinvested Capital (after-tax) (2)         1.46        1.95
Savings on CD Repricing (after-tax)                    1.18        2.36
                                                  ---------   ---------
Pro Forma Earnings                                $  176.75   $  200.16
                                                  ---------   ---------

Pro Forma EPS                                     $    4.35   $    4.93
                                                  =========   =========

-----------------------------------------------------------------------
  EPS Accretion                                       (2.4%)       0.4%
-----------------------------------------------------------------------

(1)  IBES consensus estimates for 2000 and grown at 10% thereafter.
(2)  Assumes after-tax earnings of 10% on reinvested capital.

PRO FORMA FINANCIAL SUMMARY

                                                   Pro Forma
                                                   ---------
                                              Fully Phased-In(%)*
                                              -------------------
ROA                                                  1.51

ROE                                                 18.23

Net Interest Margin                                  4.37

Efficiency Ratio                                    52.61

Noninterest Income as % of Total Revenue            29.31

Net Charge Offs/Average Loans                        0.34

* Excludes the Restructuring charge ($8.4 Million before-tax) related to the merger with First Coastal Bankshares, Inc. completed March 26, 1999.
*    Assumes branch divestitures of $300 million.

SUMMARY

The transaction with Triangle achieves these objectives:



-    Strengthens North Carolina Franchise

-    Leverages Centura's Strategy and Investments

-    Low Risk

-    Achieves Financial Objectives

                                    APPENDIX

STRONG BALANCE SHEET AND SUPERIOR CREDIT QUALITY

--------------------------------------------------------------------------------
                                   Centura(%)      Triangle(%)    Combined(%)*
                                     6/30/99         6/30/99
--------------------------------------------------------------------------------

  Average Equity / Assets               7.92           7.77         8.29

  Average Tangible Equity / Assets      6.18           6.80         6.67

  Loans / Earning Assets               72.18          71.25        72.67

  NCOs / Average Loans                  0.35           0.32         0.35

  NPAs / Assets                         0.68           0.23         0.61

  NPLs / Loans                          0.96           0.23         0.83
--------------------------------------------------------------------------------


*    Assumes branch divestitures of $300 million.

LOAN COMPOSITION
   (At June 30, 1999; Dollars in millions)

                                              Centura                      Triangle                     Combined
                                      Amount            (%)         Amount          (%)          Amount          (%)
---------------------------------------------------------------------------------------------------------------------------

 Residential Mortgages              $ 1,518.3          26.0%       $   335.5       22.2%      $ 1,853.8         25.2%

 Commercial Loans & Leases            1,507.5          25.8            243.9       16.2         1,751.4         23.8

 Commercial Mortgages                 1,266.2          21.7            443.9       29.4         1,710.2         23.3

 Construction & Land Dev.               748.8          12.8            259.0       17.2         1,007.8         13.7

 Home Equity Loans                      245.8           4.2             97.5        6.5           343.3          4.7

 Credit Cards                            76.6           1.3             11.0        0.7            87.6          1.2

 Other (Including Consumer)             478.4           8.2            118.5        7.8           596.9          8.1
---------------------------------------------------------------------------------------------------------------------------
           TOTAL LOANS              $ 5,841.6         100.0%       $ 1,509.3      100.0%      $ 7,351.0        100.0%

DEPOSIT COMPOSITION
    (At June 30, 1999; Dollars in millions)

                                                 Centura*                 Triangle             Combined
                                            Amount        %           Amount       %        Amount       %
----------------------------------------------------------------------------------------------------------------

Non-Interest Bearing                      $   982.1     16.3%      $   228.9     13.1%    $ 1,211.0    15.6%

Interest Bearing:

        NOW Accounts                      $   754.9     12.5       $   180.8     10.3     $   935.7     12.0
        Money Market                        1,677.2     27.8           289.8     16.5       1,967.0     25.3
        CDs <$100,000                       1,621.1     26.9           697.1     39.8       2,318.2     29.8
        Jumbo CDs >$100,000                   637.0     10.6           254.0     14.5         891.1     11.5
        IRAs                                  352.2      5.8           100.8      5.8         453.0      5.8
              Total Interest Bearing      $ 5,042.4     83.7       $ 1,522.6     86.9     $ 6,564.9     84.4
----------------------------------------------------------------------------------------------------------------
              TOTAL DEPOSITS              $ 6,024.4    100.0%      $ 1,751.5    100.0%    $ 7,775.9    100.0%


* Domestic deposit data only.